SEAL OF SMALL BUSINESS                                           SBA LOAN NO.
        ADMINISTRATION                                      CDCL 297210 3009 NY

                       SMALL BUSINESS ADMINISTRATION (SBA)
                                    GUARANTY


                                                               December 14, 1989


In order to induce Long Island Development Corporation (hereinafter called "Lender") to make a loan or loans, or renewal or extension thereof, to Robocom Properties, Inc. (hereinafter called the "Debtor"), the Undersigned hereby unconditionally guarantees to Lender, its successors and assigns, the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable, or stated to be payable, with respect to the note of the Debtor, made by the Debtor to Lender, dated 12/14/89 in the principal amount of $ 478,000, with interest at the rate of see note per cent per annum. Such note, and the interest thereon and all other sums payable with respect thereto are hereinafter collectively called "Liabilities". As security for the performance of this guaranty the Undersigned hereby mortgages, pledges, assigns, transfers and delivers to Lender certain collateral (if any), listed in the schedule on the reverse side hereof. The term "collateral" as used herein shall mean any funds, guaranties; agreements or other property or rights or interests of any nature whatsoever, or the proceeds thereof, which may have been, are, or hereafter may be, mortgaged, pledged, assigned, transferred or delivered directly or indirectly by or on behalf of the Debtor or the Undersigned or any other party to Lender or to the holder of the aforesaid note of the Debtor, or which may have been, are, or hereafter may be held by any party as trustee or otherwise, as security, whether immediate or underlying, for the performance of this guaranty or the payment of the Liabilities or any of them or any security therefor.

      The Undersigned waives any notice of the incurring by the Debtor at any time of any of the Liabilities, and waives any and all presentment, demand, protest or notice of dishonor, nonpayment, or other default with respect to any of the Liabilities and any obligation of any party at any time comprised in the collateral. The undersigned hereby grants to Lender full power, in its uncontrolled discretion and without notice to the undersigned, but subject to the provisions of any agreement between the Debtor or any other party and Lender at the time in force, to deal in any manner with the Liabilities and the collateral, including, but without limiting the generality of the foregoing, the following powers:

(a) To modify or otherwise change any terms of all or any part of the Liabilities or the rate of interest thereon (but not to increase the principal amount of the note of the Debtor to Lender), to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, compromise or settlement with respect thereto;

(b) To enter into any agreement of forbearance with respect to all or any part of the Liabilities, or with respect to all or any part of the collateral, and to change the terms of any such agreement;

(c) To forbear from calling for additional collateral to secure any of the Liabilities, or to secure any obligation comprised in the collateral;

(d) To consent to the substitution, exchange, or release of all or any part of the collateral, whether or not the collateral, if any, received by Lender upon any such substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by Lender;

(e) In the event of the nonpayment when due, whether by acceleration or otherwise, of any of the Liabilities, or in the event of default in the performance of any obligation comprised in the collateral, to realize on the collateral or any part thereof, as a whole or in such parcels or subdivided interests as Lender may elect, at any public or private sale or sales, for cash or on credit or for future delivery, without demand, advertisement or notice of the time or place of sale or any adjournment thereof (the Undersigned hereby waiving any such demand, advertisement and notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, all as Lender in its uncontrolled discretion may deem proper, and to purchase all or any part of the collateral for its own account at any such sale or foreclosure, such powers to be exercised only to the extent permitted by law.

      The obligations of the Undersigned hereunder shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights or recourse against Lender, by reason of any action Lender may take or omit to take under the foregoing powers.

      In case the Debtor shall fail to pay all or any part of the Liabilities when due, whether by acceleration or otherwise, according to the terms of said note, the Undersigned, immediately upon the written demand of Lender, will pay to Lender the amount due and unpaid by the Debtor as aforesaid, in like manner as if such amount constituted the direct and primary obligation of the Undersigned. Lender shall not be required, prior to any such demand on, or payment by, the Undersigned, to make any demand upon or pursue or exhaust any of its rights or remedies against the Debtor or others with respect to the payment of any of the Liabilities, or to pursue or exhaust any of its right or remedies with respect to any part of the collateral. The Undersigned shall have no rights of subrogation whatsoever with respect to the Liabilities or the collateral unless and until Lender shall have received full payment of all the Liabilities.

      The obligations of the Undersigned hereunder, and the rights of Lender in the collateral, shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights against Lender; by reason of the fact that any of the collateral may be in default at the time of acceptance thereof by Lender or later; nor by reason of the fact that a valid lien in any of the collateral may not be conveyed to, or created in favor of, Lender; nor by reason of the fact that any of the collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that any of the Liabilities may be invalid for any reason whatsoever; nor by reason of the fact that the value of any of the collateral, or the financial condition of the Debtor or of any obligor under or guarantor of any of the collateral, may not have been correctly estimated or may have changed or may hereafter change; nor by reason of any deterioration, waste, or loss by fire, theft, or otherwise of any of the collateral, unless such deterioration, waste, or loss be caused by the willful act or willful failure to act of Lender.

      The Undersigned agrees to furnish Lender, or the holder of the aforesaid note of the Debtor, upon demand, but not more often than semiannually, so long as any part of the indebtedness under such note remain unpaid, a financial statement setting forth, in reasonable detail, the assets, liabilities, and net worth of the Undersigned.

      The Undersigned acknowledges and understands that if the Small Business Administration (SBA) enters into, has entered into, or will enter into, a Guaranty Agreement, with Lender or any other lending institution, guaranteeing a portion of Debtor's Liabilities, the Undersigned agrees that it is not a coguarantor with SBA and shall have no right of contribution against SBA. The Undersigned further agrees that all liability shall continue notwithstanding payment by SBA under its Guaranty Agreement to the other lending institution.

      The term "Undersigned" as used in this agreement shall mean the signer or signers of this agreement, and such signers, if more than one, shall be jointly and severally liable hereunder. The Undersigned further agrees that all liability hereunder shall continue notwithstanding the incapacity, lack of authority, death, or disability of any one or more of the Undersigned, and that any failure by Lender or its assigns to file or enforce a claim against the estate of any of the Undersigned shall not operate to release any other of the Undersigned from liability hereunder. The failure of any other person to sign this guaranty shall not release or affect the liability of any signer hereof.

See rider attached and made part hereof
                                        Robocom Systems, Inc.


Witness: /s/ Norman Feldherr            By: /s/ Irwin Balaban
         ---------------------              ---------------------------
         Norman Feldherr                    Irwin Balaban, President


                                        Attest: /s/ Lawrence B. Klein
                                                --------------------------
                                                Lawrence B. Klein, Secretary


----------
      NOTE.- Corporate guarantors must execute guaranty in corporate name, by duly authorized officer, and seal must be affixed and duly attested; partnership guarantors must execute guaranty in full name, together with signature of a general partner. Formally executed guaranty is to be delivered at the time of disbursement of loan.

             (LIST ON REVERSE SIDE COLLATERAL SECURING THE GUARANTY)

SBA FORM 148 (2-85) REF SOP 70 50 USE 8-76 EDITION UNTIL EXHAUSTED


                                                                     GPO 913-300

RIDER To GUARANTY--GUARANTOR  Robocom Systems, Inc.
Loan Number: CDCL 297 210 3009 NY
Borrower:  Robocom Properties, Inc.

1. The undersigned, in consideration of the loan by LONG ISLAND DEVELOPMENT CORPORATION (Lender) to Robocom Properties, Inc. (Borrower) for the benefit of Robocom Systems, Inc. (guarantor and Operating Company) pursuant to the AUTHORIZATION and LOAN AGREEMENT (Authorization) issued by the U.S. Small Business Administration (SBA) on August 31, 1987 under the above-cited loan number and all amendments thereto, and in further consideration of the SBA guaranteeing a portion of said loan, represent and agree as follows:

      a. performance of each and every term and condition set forth in the Authorization is hereby personally guaranteed by the undersigned who take full responsibility therefore;

      b. performance of each and every term and condition set forth in the closing documents executed in connection with the above-cited loan are hereby personally guaranteed by the undersigned who take full responsibility therefore;

      c. The undersigned agrees to submit to Lender (and SBA as required) the following:

            1. An Annual Balance Sheet and Profit and Loss Statement within ninety (9O) days of the end of each fiscal year, commencing with the year ending l2/31/89, such report and all other financial statements as Lender or SBA may require to be prepared by an independent Certified Public Accountant satisfactory to Lender and SBA, the scope of whose engagement shall be such as will permit him to render an unqualified opinion and shall otherwise be satisfactory to Lender and SBA;

            2. Federal Income Tax returns during each year of loan term within thirty (30) days of submission thereof to IRS beginning with tax return for year ended 12/31/89;

2. Guarantor(s) agree that any and all outstanding obligations including rents for the entire term of the loan may be accelerated and payments called for by Lender and BRA if the Borrower or Operating Company during the term of this loan effects a change of ownership or control of the business


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

      without prior written consent of Lender and/or SBA;

3. The undersigned agrees to assure the performance of the terms and conditions above-mentioned by, among other acts, voting his or her stock in borrower and operating company to assure said performance;

4. The undersigned agrees to maintain hazard and flood insurance as required by Lender on the tangible assets of borrower and operating company and the undersigned;

5. The undersigned agrees not to transfer his or her ownership interest in fixtures attached to premises at 511 Ocean Ave., Massapequa NY or interest in leases at 511 Ocean Ave., Massapequa NY as held this date after the date below except with the prior written permission of Lender and SBA during the term of the within-cited loan.

6. The undersigned shall cause to be paid the realty taxes, loans & insurance on premises at 511 Ocean Ave., Massapequa NY.

DATE:  December 14, 1989                         Robocom Systems, Inc.

                                                 /s/ Irwin Balaban
                                                 -----------------------------
                                                 By: Irwin Balaban, President


                                                 /s/ Lawrence B. Klein
                                                 -----------------------------
                                          Attest:   Lawrence B. Klein, Secretary

seal

Witness


/s/ Norman Feldherr
----------------------
Norman Feldherr


For value received the undersigned hereby transfers, sets over and assigns unto the U.S. Small Business Administration, an agency of the United States Government, all of its right title and interest in this Guaranty, this assignment being made without warranty, representation, or recourse against the undersigned.


                                          LONG ISLAND DEVELOPMENT CORPORATION

                                          BY: /s/ Stephen G. Latham
                                              -------------------------------
                                                Stephen G. Latham, Pres.


SEAL                                     ATTEST: /s/ Joyce E. Lai
                                                 ----------------------------
                                                 Joyce E. Lai, Asst. Secy.


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